U.S. SOUTH TIMBERLAND TOUR AND TEACH-IN SESSION SEPTEMBER 2019

Safe Harbor Statement Forward-Looking Statements - Certain statements in this presentation regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, including expected harvest schedules, timberland acquisitions, sales of non-strategic timberlands, the anticipated benefits of Rayonier’s business strategies, and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward- looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings; entry of new competitors into our markets; changes in global economic conditions and world events; fluctuations in demand for our products in Asia, and especially China; various lawsuits relating to matters arising out of our previously announced internal review and restatement of our consolidated financial statements; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging and trucking services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; a delayed or weak recovery in the housing market; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability of financing for real estate development and mortgage loans. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (“SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial Measures - To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier uses certain non-GAAP measures, including “cash available for distribution,” and “Adjusted EBITDA,” which are defined and further explained in this communication. Reconciliation of such measures to the nearest GAAP measures can also be found in this communication. Rayonier’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. 1 Investor Tour and Teach-In Session | September 2019

Agenda 11:30 am Introduction / Timberland Economics 11:40 am Market Intelligence Teach-In 12:40 pm Lunch 1:25 pm Portfolio Management Teach-In 2:40 pm Real Estate Update 3:45 pm U.S. South Timberland Tour 5:15 pm Formal Session Adjourn 2 Investor Tour and Teach-In Session | September 2019

Introduction / Timberland Economics 3 Investor Tour and Teach-In Session | September 2019

Components of Timberland Return – U.S. South

Risk Scale
Low ⟷ High

Return Component	Value Range	Risk to Achieve	Comments
Cash Return Expectation			
EBITDA Return	2.0% – 4.5%		EBITDA yield for Southern timber, including timber harvest and non-timber income
(–) Capex Investment	(0.5%)		Average annualized cost of replanting / silviculture
Current Cash Flow Return	1.5% – 4.0%		Varies based on market quality, site index / productivity, stocking, etc.
Other Components of Return			
Productivity Gains	0.5% – 1.0%		Based on improved silviculture; higher gain potential on lower quality properties
HBU Uplift	0.0% – 1.0%		Requires market for rural property; proximity to population centers is key
Return to Trend Pricing	0.5% – 1.5%		Higher "return-to-trend" expectation is common in more depressed markets
Long-Term "Real" Price Growth	0.0% – 1.0%		Long-term expectation of real price increases above inflation
Total Return Expectation			
Typical "Real" Return Expectation	5.0% – 6.0%	Varies	Represents typical timberland real discount rate range
(+) Assumed Inflation	~2.0%		Based on approximate historical spread between treasuries and TIPS
"Nominal" Return Expectation	7.0% – 8.0%	Varies	Represents expected long-term, unlevered return on timberland investments

Rayonier
Investor Tour and Teach-In Session | September 2019
4

Market Intelligence Teach-In 5 Investor Tour and Teach-In Session | September 2019

Globalization of Wood Trade: Softwood Logs and Lumber . China is the largest importer of softwood logs and lumber − Log volume to China: New Zealand (42%), Russia (19%), and the United States (13%) − Lumber volume to China: Russia (62%), Canada (17%), and Europe (12%) 2018 Global Trade in Softwood Logs 2018 Global Trade in Softwood Lumber (RWE*) Source: RISI, Global Trade Atlas, Rayonier Analysis. * Round-wood equivalent (RWE) volume is a measure of the volume of logs used in the manufacture of wood-based products. 6 Investor Tour and Teach-In Session | September 2019

Globalization of Wood Trade: Pulp and Woodchips . China is the largest importer of pulp and woodchips − China recently surpassed Japan as the top woodchip consumer − Hardwood pulp exports are driven by Brazil while Canada is the largest softwood pulp exporter − Eucalyptus and Acacia chip exports from Vietnam, Australia and Latin America dwarf trade in softwood chips from northern latitudes 2018 Global Trade in Woodchips 2018 Global Trade in Wood Pulp Source: RISI, Global Trade Atlas, Rayonier Analysis. 7 Investor Tour and Teach-In Session | September 2019

Current Issue: European Spruce Beetle Epidemic

Map of Central European Spruce Forests


Netherlands
Belgium
Luxembourg
Germany
Poland
Czech Republic
Slovakia
France
Austria
Switzerland
Hungary
Slovenia
Romania
Italy
Croatia
Serbia
Bosnia and Herzegovina

- Spruce inventory (2018E)
  - ~2.89 billion m3
  - ~41% of growing stock inventory
  - 2018 damage total: ~67mm m3
  - 2019 damage in some areas estimated to be 40x 2018 impact
- Salvage volumes have flooded the market and depressed log prices across Central Europe
- British Columbia MPB Parallel
  - Lodge pole pine inventory ~1.35 billion m3
  - Peak damage recorded in 2005 at ~140mm m3
  - Total damage expected to be ~731 mm m3
  - MPB kill occurred primarily over seven years

Central Europe has experienced wind and ice storms coupled with drought and mild winters that have all contributed to record spruce beetle outbreaks in the region.

Rayonier

Source: British Columbia: Ministry of Forest, Lands and Natural Resource Operations, TimberIndustryNews.com, Reuters, Destatis, Statistics Austria, Federal Statistical Office Switzerland, Czech Statistical Office, Timber-Online 2019, Slovenia Forest Service, Rayonier Analysis.

Investor Tour and Teach-In Session | September 2019
8

Current Issue: Epidemic Driving Europe Exports to China Log Exports to China by Impacted Country (thousand MT) 500 Germany Czech Republic Others (18) 400 300 200 100 - J '18 F '18 M '18 A '18 M '18 J '18 J '18 A '18 S '18 O '18 N '18 D '18 J '19 F '19 M '19 A '19 M '19 J '19 J '19 Lumber Exports to China by Impacted Country (thousand MT) 120 Germany Ukraine Others (7) 100 80 60 40 20 - J '18 F '18 M '18 A '18 M '18 J '18 J '18 A '18 S '18 O '18 N '18 D '18 J '19 F '19 M '19 A '19 M '19 J '19 J '19 Subsidized salvage harvests have depressed market prices and driven increased exports to China. Ukraine has shifted lumber exports from Europe to China. Source: RISI, Rayonier Analysis. 9 Investor Tour and Teach-In Session | September 2019

Current Issue: China Log Sourcing Competitive Landscape

China Log Price Ranges and Delivered Costs by Source Group



($ / M3)
$200
$150
$100
$50
–
Total Delivered Costs (1)
Delivered Price Floor (LTM)
Delivered Price Ceiling (LTM)
Russia / New Zealand
Canada BC / U.S. PNW
U.S. SYP
U.S. SYP (w/ Tariff) (2)
Uruguay / South Africa
European Spruce
European Spruce (w/ Subsidy)

Chinese log demand has created diverse supply chains pulling competitive volume from around the globe.

Source: Forest Economic Advisors, China Bulletin, Rayonier Analysis.
(1) Represents estimated average delivered costs by region / source group.
(2) U.S. SYP (w/ Tariff) assumes incremental tariff cost based on 25% of midpoint of LTM floor and ceiling delivered prices.

Rayonier
Investor Tour and Teach-In Session | September 2019
10

Current Issue: U.S. South Softwood Inventory Build . Timber markets across the South have experienced differing levels of inventory and demand changes . US South removals are at pre-recession level; however, inventory has increased by over 1 billion tons . Standing timber inventories have increased disproportionately in the Inland Gulf area Removals & Inventory (2000 – 2018) Inventory Change % (2009 – 2018) (million tons) (years) 300 20 250 15 200 150 10 100 5 50 - - Removals 2005 Removals Years of Removals (billion tons) (years) 5 20 4 15 3 10 2 1 5 - - 2007 2010 2013 2000 2001 2002 2003 2004 2005 2006 2008 2009 2011 2012 2014 2015 2016 2017 2018 Inventory 2005 Inventory Years of Removals Removals have recovered to pre-recession level; however, total U.S. South inventory has increased significantly. Weaker markets are experiencing disproportionate inventory build. Source: USDA FIA, Rayonier Analysis. 11 Investor Tour and Teach-In Session | September 2019

Current Issue: Atlantic Region Strongest in U.S. South

- Local supply / demand dynamics are driving a hierarchy of timber price performance, as logs generally travel less than 100 miles
- Disparities in local market pricing has increased, and this trend is expected to continue

TMS 2018 Composite Price Quartile Rankings



Composite Price
First Quartile
Second Quartile
Third Quartile
Fourth Quartile
Rayonier
AR-2
AR-1
TX-1
TX-2
LA-1
LA-2
MS-1
MS-2
TN-2
TN-1
AL-1
AL-2
GA-1
GA-2
FL-2
FL-1
NC-1
NC-2
SC-1
SC-2
VA-1
VA-2

TMS 2018 Composite Price by Region



$25
$20
$15
$10
$5
-
Top 3 Markets
59% of RYN Southern Lands in Top 3 Markets
U.S. South Average
FL-1
NC-2
GA-2
SC-2
FL-2
VA-2
LA-1
AL-2
TX-1
VA-1
LA-2
NC-1
GA-1
MS-2
SC-1
TX-2
AL-1
AR-1
AR-2
MS-1
TN-2
TN-1

Rayonier has benefited from ~ 59% of its Southern timberlands being located in the top three markets (ranked by TimberMart-South composite stumpage pricing).

Source: TimberMart-South.
Note: Composite pricing assumes mix of 50% pulpwood, 30% chip-n-saw and 20% sawtimber.

Rayonier
Investor Tour and Teach-In Session | September 2019
12

Current Issue: South Market Quartiles Relative Position Current Inventory Status (Years of Harvest) and Inventory Trend (Growth / Drain) 2.6 2.4 % U.S. South Inventory by Market Quartile* First Quartile 17% 2.2 Second Quartile 2.0 Third Quartile Fourth Quartile 1.8 1.6 26% 1.4 24% Growth Drain / Ratio 1.2 U.S. South Average G/D Balanced 1.0 33% 0.8 0.6 10 12 14 16 18 20 22 24 26 28 30 Years of Harvest in Inventory Inventory build and growth / drain ratios differ significantly among U.S. South markets. Source: FIA, Rayonier Analysis. * Percentages / bubble sizes represent relative proportion of total pine growing stock at year-end 2018. Note: Market quartiles are grouped as displayed in the prior price chart. Southeast OK is included in the third quartile grouping but is not covered by a TMS reporting zone. 13 Investor Tour and Teach-In Session | September 2019

Current Issue: U.S. South Lumber Capacity Additions Active Mill Expansion in the U.S. South (1) Production Growth Supports Incremental Capacity (BBF) 25.0 100% 22.5 95% 20.0 90% 17.5 85% 15.0 80% 12.5 75% 10.0 70% 7.5 65% 5.0 60% 2.5 55% – 50% 2006 2014 2000 2001 2002 2003 2004 2005 2007 2008 2009 2010 2011 2012 2013 2015 2016 2017 2018 2019 2020 Capacity Production Operating Rate Lumber production and capacity in the U.S. South is expected to grow significantly over the next few years. (1) Reflects mill capacity expansion announced since 2017. Source: Forisk Consulting, Forest Economic Advisors, Rayonier Analysis. 14 Investor Tour and Teach-In Session | September 2019

Illustrative Market Case Study: Demand Scenarios . Rayonier conducts detailed analysis of supply / demand in formulating market-specific price forecasts − Price forecasts are critical to informing RYN’s internal view of NAV and for capital allocation decision-making . The charts below illustrate hypothetical market demand scenarios that would drive RYN’s internal price forecast Scenario 1: Base Case Scenario 2: Low Case Scenario 3: High Case Pulpwood Grade Pulpwood Grade Pulpwood Grade Assumptions Assumptions Assumptions . Consensus housing view . Weaker housing view . Stronger housing view . Low risk to capacity increases . Delayed ramp-up of new capacity . New capacity outperforms . No “at-risk” capacity . Higher-cost capacity “at-risk” . No “at-risk” capacity Understanding local market demand drivers is critical to informing Rayonier’s price forecasting. 15 Investor Tour and Teach-In Session | September 2019

Illustrative Market Case Study: Inventory and Growth / Drain Inventory Dynamics by Demand Scenario (tons) (growth / drain) 1.6 900 Forecast  1.4 800 1.2 700 Balanced 600 1.0 500 0.8 400 0.6 300 0.4 200 0.2 100 - - Inventory - Base Case Base Case G/D Low Case G/D High Case G/D Projected demand can then be used to forecast growth / drain and inventory trends. Source: USDA FIA data, Rayonier Analysis. 16 Investor Tour and Teach-In Session | September 2019

Illustrative Market Study: Price Expectations by Scenario Timber Product Stumpage Price Forecast – Pulpwood and Grade ($2018 / ton) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Grade Historical Grade Base Case Grade Low Case Grade High Case Pulpwood Historical PPW Base Case PPW Low Case PPW High Case Price expectations are developed by demand scenario to understand the significance and longevity of impacts to the market across an array of conditions. Source: University of Georgia’s TimberMart-South, Rayonier Analysis. 17 Investor Tour and Teach-In Session | September 2019

Portfolio Management Teach-In 18 Investor Tour and Teach-In Session | September 2019

Creating Value Through Active Portfolio Management Identify key drivers of value Position assets in best market locations Identify mispriced assets Improve through addition and subtraction Generate NAV accretion and industry leading financial returns We actively manage our portfolio of properties to improve asset quality, grow long-term cash flow and generate NAV accretion, accomplished through both addition and subtraction. 19 Investor Tour and Teach-In Session | September 2019

Key Tenets of Active Portfolio Management Process . Tap into the institutional knowledge of subject matter experts Leverage Institutional Knowledge . Share knowledge freely . Debate merits of each transaction . Identify properties located in strong markets with favorable price tension Target Negotiations in . Actively pursue negotiated transactions Top Markets . Being an active buyer and seller strengthens relationships . Calibrate biological growth projections to match operational reality Underwrite with a Disciplined Process . Underwrite with operationally reasonable cost and revenue projections . Minimize HBU speculation . Triangulate value by using multiple valuation approaches Employ Rigorous Financial Analysis . Employ a transparent review process to challenge each assumption . Assess the tradeoffs between near-term cash flow vs. long-term returns . Never satisfied with portfolio – always looking to improve through both Continuously Improve addition and subtraction . Never satisfied with processes – constantly looking for ways to improve underwriting process 20 Investor Tour and Teach-In Session | September 2019

Active Portfolio Management Improves Sustainable Yield . Rayonier has acquired a total of 363k acres Acquisitions and Land Sales by Year and sold 340k acres since 2014 (000 acres) Acquisitions +363 150 . During the same period, acreage under Land Sales (340) management decreased by 132k, primarily as 100 a result of expiring long-term timber leases 50 . Through active portfolio management, - 2014 2015 2016 2017 2018 Q2 2019 sustainable yield has increased by (50) approximately 9% since 2014 (100) (150) Acres Owned or Managed Sustainable Yield* (000 acres) (MM short green tons) 3,000 12 2,729 2,688 2,660 2,608 2,592 2,597 2,600 +9% 10.0 10 2,200 9.2 1,800 8 1,400 1,000 6 2014 2015 2016 2017 2018 Q2 2019 2014 2015 2016 2017 2018 * See definition in RYN’s Form 10-K. 21 Investor Tour and Teach-In Session | September 2019

Leveraging Cross-Disciplinary Team to Improve Decisions Timber Price Forecast Non- HBU timber Screening Income GIS Legal and Analysis Risk and Mgmt. Mapping Financial Decision Growth & Land Yield, Records Harvest and Title Schedule Cost Forest Forecast Research 22 Investor Tour and Teach-In Session | September 2019

Staged Gating Process Streamlines Decision Making . Prepare high level assessment Gate A . Assess fit based on size, location, asset quality, age-class profile, strength of end markets, risks and encumbrances (1-2 days) . Is this something we should pursue? GO . Prepare preliminary discounted cash flow (DCF) model and inspect Gate B property . Assess quality of seller’s data and fit to investment criteria (5-10 days) . Does it fit our financial criteria and upgrade the portfolio? NO GO GO . Complete comprehensive due diligence Gate C . Develop valuation, pro forma and sensitivity analyses 30+ days . Should we make an offer and what are we willing to pay? NO GO Staged gating process gets company focused on right opportunities, ensures alignment, reduces due diligence expenses and provides for a transparent process to evaluate acquisitions. 23 Investor Tour and Teach-In Session | September 2019

Portfolio Management Valuation Framework Cost Approach: Comparable Sales: DCF Analysis: . Quickest valuation methodology . Backward looking, but good to . Underwriting assumptions . Current market prices used to bracket value developed by subject matter value merchantable timber . Helpful to identify arbitrage experts . Land Expectation Value (LEV) opportunities . Discount rate varies by property used to value land and pre- and geography merchantable timber . Sensitivity analysis used to refine assumptions, quantify risks Used to develop initial valuation Used to develop final valuation Rayonier employs a rigorous, multi-faceted valuation analysis in arriving at its bid / ask values for timberland acquisitions / dispositions. 24 Investor Tour and Teach-In Session | September 2019

Importance of Biological Growth in Timberland Returns Components of Return – % of NPV by Source (1) Biological Growth Focus Areas . Commercially operable acreage by land type Inventory . Tree measurements (e.g. basal area) Data . Quality and accuracy of data 15% Biological Growth . Product specifications . Biological factors (e.g. mortality) 15% . Volume, weight and taper equations Real Price Growth Growth and Yield . Frequency / time between projections 70% Other (NTI, Land Appreciation) . Operational, environmental and market constraints . Economic assumptions Harvest . Sustainability considerations Schedule Accurate inventory data and robust growth and yield processes are critical to forecasting biological growth, which is generally the largest driver of timberland returns. (1) Illustrative example based on RYN timberland underwriting assumptions for transactions in Coastal Atlantic area of U.S. South. 25 Investor Tour and Teach-In Session | September 2019

Forest Analytics for Timberland Underwriting 26 Investor Tour and Teach-In Session | September 2019

Overview of Rayonier’s Forest Analytics Team Forestry Geographic Growth and Yield, Forest Inventory Information Systems (GIS) Harvest Scheduling . Utilize state-of-the-art GIS . Advanced analytic platforms . Leverage applied research to technology (ESRI) to perform for data analysis and review improve modeling accuracy mapping and spatial analysis (SAS, R) . Consult with academic . Sophisticated enterprise land . Proprietary scripts and resources for specialized management system packages to evaluate research (Trimble) biological realism of forest . Proprietary growth models . Systems are integrated inventory data developed for major U.S. across platforms and . Dedicated staff at each field softwood species, publicly business units office provides inventory available models for other . Mobile access to maps and data collection support regions imagery provides technology . Harvest schedule on-site for field staff optimization (Remsoft’s Woodstock, a leader in forest planning software) Rayonier’s Forest Analytics Team has the knowledge, experience and tools to evaluate current inventory and predict future growth potential with the precision required to reduce underwriting risk. 27 Investor Tour and Teach-In Session | September 2019

Predicting Biological Growth – Key Challenges Forestry GIS Data . Spatial data integrity . Gross vs. net forested area . Accuracy of forest condition data . Land records and title issues Forest Inventory . Lack of industry standards and transparency with supplied data . Adoption of untested methods and technologies . Minimal investment in forest inventory data by some timberland owners Biological Growth . Little research on operational accuracy of models . Growth models not adjusted to reality . Application of models by untrained individuals 28 Investor Tour and Teach-In Session | September 2019

GIS Analysis is Critical in Identifying Data Discrepancies . GIS is primary source to determine total area for an acquisition or disposition . GIS analysis is also used to calculate commercially operable harvest area . Imagery analysis allows evaluation of stand typing and treatment accuracy . Slope and terrain analysis assists with estimating operational costs . GIS is used to identify environmentally sensitive areas requiring special management . Mapping and digital data creation improves efficiency of field due diligence 29 Investor Tour and Teach-In Session | September 2019

Inventory Validation is Essential to Mitigate Risk Stand Level Tabular Data Example Sampling to Estimate Population Totals Stand# Plantability Age Acres TPA (1) BA (2) Tons/Ac 303219 Plantable 21 64.9 190 114.2 107.8 303220 Plantable 27 100.6 79 73.4 102.6 303221 Plantable 70 6.5 37 55.3 63.2 303222 Non-plantable 57 19.1 143 72.6 58.4 303223 Plantable 22 5.2 77 63.2 48.2 303224 Plantable 17 107.5 584 121.3 65.2 303225 Plantable 22 157.7 400 100.1 60.8 303226 Plantable 12 6.9 393 86.9 62.1 Data Collection and Tree Measurement Trees Validating the accuracy of seller provided forest inventory is critical to accurately estimating growth and yield projections, which drive the long-term cash flow forecast. (1) TPA represents the number of trees per acre (2) BA represents the basal area per acre, measured in square feet, and is defined as the total cross-sectional area of all stems at breast height 30 Investor Tour and Teach-In Session | September 2019

Mobilizing Resources to Validate Inventory for Acquisitions Acquisition Case Study A Acquisition Case Study B . Sampled 20% of merchantable acres over . Sampled 30% of merchantable acres over two weeks using internal resources five days using internal resources . Results confirmed overall accuracy of seller’s . Discovered significant volume upside (1) reported volume and site index – Allowed us to value more merchantable timber . Forest analytics team incorporated sample – Increased confidence in our inventory results, prepared data for migration and assumptions loaded into our system prior to closing Case Study A – Site Index Difference Case Study B – Tons per Acre Difference Rayonier SI Seller SI Rayonier Tons/Ac Minus Seller Tons/Ac 60 105 Rayonier Avg. SI - 78.7' 95 Seller Avg. SI - 79.3' 30 85 75 – 65 Tons / Acre Site Site Index (ft) 55 (30) 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 15 20 24 47 Stand Age Class The inventory validation process builds confidence in the data and may identify potential upside/downside relative to seller’s data. (1) Site index for this example is defined as the estimated tree height (in feet) at age 25. 31 Investor Tour and Teach-In Session | September 2019

Applying Tests of Biological Realism to Data Acquisition Case Study C: Acquisition Case Study D: Benchmarking Predicted Density by Age Benchmarking Predicted Volume by Age Growth and yield reference lines Bubble size = acres Bubble size = acres Volume Increment Increment Volume Volume Increment Volume Density Increment Density Density Increment Increment Density AgeAge AgeAge Benchmarking third party data against expected norms is critical to assessing the reliability of inventory data as well as identifying focus areas for further validation. 32 Investor Tour and Teach-In Session | September 2019

Benchmarking Against Local Observations Tree Density Comparison from Three Different Sources Density Age Comparing seller’s data to nearby Rayonier data and other sources can identify evidence of understated or overstated inventory. 33 Investor Tour and Teach-In Session | September 2019

Process for Simulating Forest Growth and Yield Data Preparation . Fill in gaps in forest measurement data . Project tree size over time using a system of statistical equations Forest Growth . Equations are developed in-house using public and proprietary data . Estimate the shape of trees from base to tree tip Volume and Weight . Apply assumptions about tree weight . A series of rules applied to mimic operational logging Logging Algorithm . The final result is an estimate of merchantable log volume or weight . Collect operational realizations of stand yield Reconciliation . Reconcile estimated stand yield against realized yield 34 Investor Tour and Teach-In Session | September 2019

Illustrative Final Harvest Schedule Illustrative Acquisition – Timber Harvest & Standing Inventory Forecast . Harvest scheduling (tons in 000s) integrates inventory and growth / yield 250 1,200 . Objective – optimize harvest to maximize 1,000 200 present value based on operational and 800 environmental constraints 150 Inventory . Consider long-term 600 sustainability of revenues Harvest and standing inventory 100 400 . Underwriting process also includes review of 50 projections by field staff 200 to identify operational issues - - 2019 2024 2029 2034 2039 2044 2049 2054 First Thin Clearcut Pine Clearcut Hardwood Standing Inventory Intensive forest inventory and growth / yield analyses ultimately inform the creation of a long- term harvest forecast, which is a critical input in modeling long-term cash flows. 35 Investor Tour and Teach-In Session | September 2019

Creating Value Through Active Portfolio Management 36 Investor Tour and Teach-In Session | September 2019

Key Objectives of Active Portfolio Management Process . Target acquisitions that upgrade and complement existing portfolio Improve the Portfolio . Ability to enhance returns through intensive silviculture and genetics Grow Scale in Target . Comprehensive analysis used to guide target investment regions Market Areas . Balance benefits of scale with diversification Capitalize on Market . Use proprietary knowledge to our competitive advantage Inefficiencies . Concentrate efforts on opportunities with highest likelihood of success . Risk premiums calibrated to regions and sub-regions Account for Risk . Discount rate adjusted for source of return and relative risk Assess Alternative . Maintain internal opinion of NAV using current market info Capital Allocation Priorities . Continuously evaluate IRR on acquisitions relative to share buybacks 37 Investor Tour and Teach-In Session | September 2019

Leveraging Internal Expertise to Determine Intrinsic Value Land Expectation Value (LEV) . LEV is the net present value (NPV) of a perpetual series of rotations for a stand starting with unplanted, bare ground . RYN maintains LEV models by region, species, and site index to inform our view on the value of land and pre-merchantable timber . RYN will transact when there is a disconnect between intrinsic and market values Plantable vs. Non-Plantable Impact on LEV Value-Creating Transaction Scenarios Value Blended / $ Acre % Plantable Hold Buy Sell Net Buyer Net Seller RYN View Market View Intrinsic Value Value from Purchase Value from Sale Market Price 38 Investor Tour and Teach-In Session | September 2019

Extracting Maximum Value on Land Sales

Consumption Utility Considerations

- When selling land to private individuals, value is often placed on things not considered in traditional industrial timberland management
- Example – retail purchasers often prefer limited stocking:
  - A few trees makes a big improvement aesthetically over bare land
  - The high stocking density of a typical commercial plantation is too cumbersome to navigate
- Rayonier opportunity – monetize some timber value before sale to optimize aesthetics

Removing Timber Volume Ahead of Land Sales



Land Sale Timber Value
Objective – Capture Maximum Δ
Remaining Timber Density
Private Buyer Curb Appeal
Impact to RYN Hold Value

Rayonier
Investor Tour and Teach-In Session | September 2019
39

Accounting For Risk In Underwriting Project Expected Return Risk Type of Risk Idiosyncratic Systematic Non- Biologic Market HBU Timber Inflation Source of Return Growth Pricing Sales Income Forecast Normality Usually Usually Occasionally Occasionally Forecast Variance Lower Higher Lower Higher Timberland investing has various risks to consider, which we approach through extensive testing of assumptions and robust scenario sensitivity evaluation. 40 Investor Tour and Teach-In Session | September 2019

Reinvesting Premiums from Land Sales Creates Long-Term Value Sell / Hold Value Analysis (1) Break-Even Price Continues Appreciating Timberland HBU Break-Even Timberland Reinvestment Forgone $4,000 $400 Year Value (EOY) Premium Market Value Return Return Return (Periodic) $/AC 0 2,000 1,000 3,000 - - - $3,000 $300 1 2,000 1,075 3,075 150 225 75 2 2,000 1,150 3,150 150 225 75 $2,000 $200 3 2,000 1,225 3,225 150 225 75 4 2,000 1,300 3,300 150 225 75 $1,000 $100 5 2,000 1,375 3,375 150 225 75 $/AC (Cumulative) 6 2,000 1,450 3,450 150 225 75 $0 $0 - 1 2 3 4 5 6 7 8 9 10 7 2,000 1,525 3,525 150 225 75 Year 8 2,000 1,600 3,600 150 225 75 9 2,000 1,675 3,675 150 225 75 Timberland Value (Left Axis) Breakeven HBU Premium 10 2,000 1,750 3,750 150 225 75 Timberland Cash Flow (Right Axis) Forgone Reinvestment CF Value Maximization Considerations . When evaluating HBU sale opportunities, it’s important to keep in mind the opportunity cost of the market price above timberland value – Timberland generates regular cash flows, but HBU premiums are typically only realized through a sale . If we defer a sale, we have effectively just “bought” that premium, and should only do so if we believe it will appreciate faster than our cost of capital on real estate investment (1) Assumes $2,000/acre timberland value, beginning HBU premium of $1,000/acre, and 7.5% return on timberland. For illustration purposes, assumes timberland returns are fully realized through cash flows and ignores compounding (both simplifying assumptions). 41 Investor Tour and Teach-In Session | September 2019

Case Study: North Florida Portfolio Repositioning In the past two years, Rayonier has sold ~12.0k acres for $55.3 million and purchased ~30.8k acres for $51.1 million in Northeast Florida. 42 Investor Tour and Teach-In Session | September 2019

Real Estate Update 43 Investor Tour and Teach-In Session | September 2019

Real Estate Strategy: Optimize Value & Create Optionality Timberlands Real Estate Large Non-Strategic / Rural Places + Unimproved Improved Dispositions Timberlands Properties Development Development Strategic sales of Sale of non-strategic and Sale of rural Sale of properties with Sale of developed timberland timberland assets properties development rights land parcels . Opportunistic-only for . Timberland: capture a . Stable and recurring . Invest in securing . Invest in infrastructure capital allocation financial premium source of cash flows development rights and amenities . Upgrade portfolio . Non-Strategic: . Build a pipeline of . Build a pipeline of . Enhance value and . Excluded from Adj. monetize and enhanced rural entitled properties in create optionality of EBITDA and pro- repurpose “dead properties in higher higher potential adjacent RYN forma financials capital” potential markets markets properties HBU premium + ROI Timberland value Timberland premium HBU premium + ROI HBU premium + ROI + optionality Opportunistic Reduce reliance Grow moderately Grow in Grow in select markets very select markets Sale of . Maximize and grow annual gross margin/ac Annual Land access to use gross Grow properties / . Build diverse portfolio of cash flows moderately Resources extract margin resources . Develop new business growth per acre 44 Investor Tour and Teach-In Session | September 2019

Strategic Focus on Maximizing HBU Premium



2011 – 2015 Price per Acre
($ per acre)
Average Price: $2,209/ac
$1,810(1)
$2,410
$8,444
Non-Strategic / Timberlands
Rural
Development
2016 – 2018 Price per Acre
($ per acre)
Average Price: $3,352/ac
+52%
+121%
+38%
+60%
$2,891(1)
$3,330
$18,672
Non-Strategic / Timberlands
Rural
Development

Rayonier has significantly improved its average HBU price realizations in recent years.

Note: Price per acre based on weighted average sales price over the periods shown.
(1) Acres sold and price per acre for NS / Timberlands only, excludes Large Dispositions.

Rayonier
Investor Tour and Teach-In Session | September 2019
45

Strong Pipeline of Rural Market Opportunities Rural HBU sale opportunities are concentrated in three primary markets: East Texas, Southwest Louisiana and Northeast Florida. 46 Investor Tour and Teach-In Session | September 2019

Rural HBU: Who are the Customers, What are the Products? lower Investment / Premium higher Recreational and Investment Estate Lots to Mini-Farms Rural Communities . Play on your investment . First-time homeowners to . Sell direct to homeowners . Weekend getaway retirees or to builders . Potential to build 2nd home . Want a place to live with . Customers typically want privacy and freedom to less land to maintain . 20 – 100 acres enjoy outdoors . 1 – 3 acres . 5 – 20 acres 47 Investor Tour and Teach-In Session | September 2019

Real Estate Development: The Bigger Picture

- RYN has significant landholdings along the Interstate 95 Corridor in Florida and Georgia
- Higher quality assets & markets for all RYN businesses: Forestry, Land Resources, Real Estate
- Two significant population centers:
  - Savannah, Georgia – MSA pop. ~350K
  - Jacksonville, Florida – MSA pop. ~1.5MM
- Market momentum growing in the direction of RYN landholdings
- Significant catalytic infrastructure projects underway
- New I-95 interchange under construction at Belfast Keller Road in Richmond Hill, GA
  - Avg Daily Trips – 55,700; completion timing 2H 2020 (Source: GA Dept of Transportation)
- I-95 interchange improvement under construction at SR 200 / Wildlight, FL
  - Avg Daily Trips – 55,000; completion timing 2H 2020 (Source: FL Dept of Transportation)



0
20
40 Miles
BRYAN CO
Savannah
Hinesville
LONG CO
Richmond Hill, GA
MCINTOSH CO
GLYNN CO
95
GEORGIA
CAMDEN CO
Brunswick
St. Marys-Kingsland
Wildlight, FL
Fernandina Beach
NASSAU CO
DUVAL CO
10
295
Jacksonville
FLORIDA
St. Augustine
ST. JOHNS CO
Gainesville

Rayonier
Investor Tour and Teach-In Session | September 2019
48

Real Estate Development: Core Opportunities Savannah Wildlight New I-95 interchange 15-mile radius 15-mile radius Jacksonville RYN Landholdings Rayonier has significant landholdings along the I-95 Corridor in Florida and Georgia proximate to the fast-growing Savannah, Georgia and Jacksonville, Florida metro areas. 49 Investor Tour and Teach-In Session | September 2019

Real Estate Development: Focused Strategy

Florida HBU Portfolio



Yulee
95
A1A
200

~24,000 acres north of Jacksonville, FL

Georgia HBU Portfolio



REMAINING PUD AREA
16
9
8
15A
15B
2
1
3
4
17B
17A
6
7
5
10
10
11
95

~20,000 acres south of Savannah, GA

Strategy

- Manage two unique “One Rayonier” HBU land portfolios to optimize long-term value
- Align and execute all Rayonier value creation strategies simultaneously: Forestry, Land Resources, Real Estate
- Promote investment in public infrastructure
- Invest capital and execute projects to catalyze value
- Transition timberland to more valuable uses over time
- Overall goals:
  - Create pipeline of HBU premium opportunities
  - Long-term asset value appreciation

Rayonier

Investor Tour and Teach-In Session | September 2019

50

Significant Progress in Recent Years 2016 2019 Wildlight, FL Richmond Hill, GA 51 Investor Tour and Teach-In Session | September 2019

Richmond Hill, Georgia – Status Update Focus Area Remaining ~3,200 acres ~16,800 acres ~$180 million of catalytic public infrastructure projects are currently underway. 52 Investor Tour and Teach-In Session | September 2019

Richmond Hill, Georgia – Multiple End-Use Opportunities Shifting Strategy from Public Infrastructure to Real Estate Opportunities Five Development Pods Targeting WEST EAST Different Market Opportunities Targeted Est. ID # Land Use Acres 16 Interstate 15A 30 Commercial 15A Belfast Commerce 16 180 Park 1 Primary 1 200 Residential 17 Active Adult 7 250 7 Residential Neighborhood 17 40 Commercial Total 700 53 Investor Tour and Teach-In Session | September 2019

Wildlight, Florida – Strategic Context

- Objective: Execute a catalytic, mixed-use community development project within significant RYN landholding
  - ~20 miles north of downtown Jacksonville just one-half mile east of the interchange of Interstate 95 and A1A / SR 200
  - ~13 miles from the Jacksonville International Airport and ~13 miles from Amelia Island beaches
- Wildlight Village Center
  - ~560 gross, ~261 net acres
  - Catalytic mix of uses including schools, healthcare, fitness, shopping & dining
  - Create a highly desirable address recognized in the Northeast Florida marketplace; distinctive design and architecture
  - 8-10 year estimated build-out
- Catalyze value of significant landholdings, including:
  - ~2,300 acres remaining in the Wildlight master plan
  - ~25,000 acres within a 5-mile radius

Wildlight ~2,900 acres


WILDLIGHT
200
5
6
7
8
9
2
3
4

FL HBU Portfolio ~24,000 acres

Wildlight Catalyst Project

- 261 net acres
- Wildlight Village Center
- Under Development

Rayonier
Investor Tour and Teach-In Session | September 2019
54

Wildlight, Florida – Status Update

- ~261 net acre Wildlight Village Center commenced development Spring 2016
- Capital investment to date: ~$30.8MM*
- Sales to date: ~$15.7MM*
  - Commercial: ~$11.9MM (~55 acres)
  - Residential: ~$3.9MM (84 lots)
- Wildlight Elementary School & Rayonier HQ Office Building completed Aug 2017
- 9 commercial projects currently complete or under construction, 4 additional in design & permitting
- We estimate there will be over 350 homes and apartments completed by year-end 2020
- Estimated value of capital invested by others >$300MM


95
200
William-Burgess-Blvd

Wildlight Village Center
"the catalyst"

High-level strategic direction: finish the catalyst and bring new opportunities forward.

* Through Q2 2019

Rayonier
Investor Tour and Teach-In Session | September 2019
55

Wildlight Village Center – Catalytic Uses and Design Pool Amenity designer’s preconception UFUF Health Health / YMCA at W ildlighYMCAt early concept diagrams 12/13/2017 Rayonier Office The Lofts Apartments Shopping & Dining Wildlight Elementary School Marriott Branded Hotel Florida Public Utilities Office First Federal Bank Kindercare Childcare Heartland Dental Catholic Pre-K Learning Center UF Health Ambulatory 56 Investor Tour and Teach-In Session | September 2019